UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 18, 2005
                                                 -------------------------------

                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


         Florida                        0-26272                   59-2705336
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(State or other jurisdiction          (Commission               IRS Employer
of incorporation)                     File Number)           Identification No.)


12901 Hutton Drive          Dallas, TX                                     75234
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 (Address of principal executive offices)                             (Zip Code)


Company's telephone number, including area code      (972) 241-4080
                                               ---------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

         On June 18, 2005, Natural Health Trends Corp. (the "Company") entered into a lease agreement (the "Lease") with CLP Properties Texas, L.P.(the "Landlord"), pursuant to which the Company agreed to rent from the Landlord, and the Landlord agreed to lease to the Company, the premises located at 2050 Diplomat Drive, Dallas, Texas 75234 . Following the completion of certain leasehold improvements, the Company anticipates relocating its executive offices to this location before the end of the year. The Company's new executive offices will include approximately 53,000 square feet of both office and warehouse space with rent payments of approximately $24,500 per month. The term of the Lease expires on November 30, 2011.

Item 8.01  Other Events

         On June 1, 2005, the Company held its annual meeting of shareholders. At the meeting, the shareholders (i) approved the re-election of the Company's five directors to the Board of Directors of the Company, (ii) ratified the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005, and (iii) approved certain amendments to the Company's 2002 Stock Option Plan. The fourth proposal presented at the annual meeting which addressed the reincorporation of the Company in the State of Delaware was adjourned until June 24, 2005. At that time, the Company's reincorporation in the State of Delaware was approved by holders of a majority of the Company's shares of common stock outstanding. It is anticipated that the Company will effect the reincorporation during the next few weeks.

Item 9.01(c)      Financial Statements and Exhibits.

         10.1 Lease by and between CLP Properties Texas, L.P. and Natural Health Trends Corp. dated as of June 18, 2005.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               NATURAL HEALTH TRENDS CORP.


         Date: June 24, 2005
                                               By: /s/ MARK D. WOODBURN
                                                   -----------------------------
                                                   Name: Mark D. Woodburn
                                                   Title:   President

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